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          SECURITIES AND EXCHANGE COMMISSION
                WASHINGTON, D.C.  20549

                       FORM 8-K

                    CURRENT REPORT
          PURSUANT TO SECTION 13 OR 15(D) OF
          THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): April 22, 1998


                   HEARTLAND BANCSHARES, INC.
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     (Exact name of registrant as specified in its charter)


Illinois                    0-28442           37-1356594
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(State or Other           (Commission       (I.R.S. Employer
Jurisdiction of           File Number)      Identification No.)

318 South Park Avenue, Herrin, Illinois            62948-3604
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(Address of Principal Executive Offices)           (Zip Code)


Registrant's telephone number, including area code:(618)942-7373


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ITEM 5.  OTHER EVENTS
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     On April 22, 1998, Heartland Bancshares, Inc. (the
"Registrant"), announced that it planned to repurchase 5.0% of its outstanding shares of common stock, approximately 43,843 shares. The Registrant's press release is attached hereto as
Exhibit 99.1 and incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits.
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     Exhibit 99.1   Press Release
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                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     HEARTLAND BANCSHARES, INC.




                     By: /s/ Roger O. Hileman
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                         Roger O. Hileman
                         President and Chief Executive Officer


Date:  April 22, 1998